EXHIBIT 10.3

MANAS PETROLEUM CORPORATION

SUBSCRIPTION AGREEMENT

UNITS

INSTRUCTIONS

All Subscribers:

1.           Complete and sign pages 1, 2 and 3 of the Subscription Agreement.

2.           Complete and sign Schedule D attached to the Subscription Agreement.

CW1847202.2

THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT
(Canadian Subscribers)

TO:	Manas Petroleum Corp. (the “Company”)

Bahnhofstrasse 9

6341 Baar

Switzerland

Purchase of Units

On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned subscriber (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from the Company the number of units (each a “Unit” and collectively the “Units”) specified below at a purchase price of U.S. $1,000 per Unit for the aggregate purchase price shown below and otherwise on the terms and conditions set out in sections 1 to 19 below and in the applicable Schedules hereto (the agreement to purchase being hereafter referred to as the “Subscription” and the aggregate purchase price being hereafter referred to as the “Subscription Proceeds”).  Each Unit shall consist of one convertible debenture (each a “Debenture” and collectively the “Debentures”) in the face (principal) amount of U.S. $1,000 and 250 share purchase warrants (each a “Warrant” and collectively the “Warrants”).  Each Debenture shall be substantially in the form attached to this Subscription Agreement as Exhibit “A”.  Each Warrant shall entitle the holder to purchase one share of the Company’s common stock at an exercise price of U.S. $2.10 for a period of two years from the Closing Date (as hereinafter defined) and shall be substantially in the form attached to this Subscription Agreement as Exhibit “B”.  The terms of the offering pursuant to which this Subscription is made are as set forth on the Term Sheet attached to this Subscription Agreement as Exhibit “C”.

The Units are immediately severable into their constituent Shares and Warrants upon issuance.  The Debentures, the shares of the Company’s common stock that may be issued upon conversion of the Debentures (the “Conversion Shares”) and the shares of the Company’s common stock that may be issued upon exercise of the Warrants (the “Warrant Shares”) may be hereafter referred to, collectively, as the “Securities”.  The Units are part of an offering (the “Offering”) of up to 1,000 Units for gross aggregate proceeds of up to U.S. $10,000,000.

DATED this _____ day of ___________________, 2008.

CW1847202.2

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Details of Subscriber:

(Name of Subscriber - please print)

By:
(Authorized Signature)

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)

(Subscriber's Address)

(Subscriber's Address)

(Telephone Number)

(E-Mail Address)

Number of Units:

Aggregate Subscription Price: US$ (the “Subscription Price”)

Details of Beneficial Purchaser (if not the same as Subscriber): (Name of Beneficial Purchaser) (Beneficial Purchaser’s Address) (Beneficial Purchaser’s Telephone Number)
Register the Units as set forth below: (Name) (Account reference, if applicable) (Address) (Address)	Deliver the Units as set forth below: (Name) (Account reference, if applicable) (Contact Name) (Address) (Address)

Note: The Subscriber must either be:

(a)  purchasing the securities offered hereunder as principal or

(b)  deemed to be purchasing such securities as principal, by virtue of being:

(i) a trust company or trust corporation described in paragraph (16) of the definition of “accredited investor” in Schedule “D” (other than a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada); or

(ii) a person described in paragraph (17) of the definition of “accredited investor” in Schedule “D”.

Present Ownership of Securities

The Subscriber either [check appropriate box]:

owns directly or indirectly, or exercises control or direction over, no common shares of the Corporation (“Common Shares”) or securities convertible into Common Shares; or

owns directly or indirectly, or exercises control or direction over, ____________ Common Shares of and/or convertible securities entitling the Subscriber to acquire an additional ____________ Common Shares.

Insider Status

The Subscriber either [check appropriate box]:

is an “Insider” of the Corporation, meaning:

(a)	a director or senior officer of the Corporation;
(b)	a director or senior officer of a person that is itself an insider or subsidiary of the Corporation;
(c)	a person that has
(i)	direct or indirect beneficial ownership of;
(ii)	control or direction over; or
(iii)
a combination of direct or indirect beneficial ownership of and of control or direction over securities of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution, or

(d)	the Corporation itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities; or

is not an Insider of the Corporation.

This subscription is accepted by MANAS PETROLEUM CORP. this _____ day of ______________, 2008.
MANAS PETROLEUM CORP. Per: Authorized Signatory

CW1847202.2

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Payment

1.1 The Subscription Proceeds pertaining to the purchase of the Units shall be paid before the Closing Date (as defined in Section 3.1, below) by wire transfer to the Company pursuant to the instructions provided below:
Wire Transfer to:

Bank:                                           Credit Suisse Winterthur
Bahnhofplatz 6
8401 Winterthur, Switzerland
IBAN No.:                                CH81 0483 5024 4189 7200 0
Swift No.:                                CRESCHZZ84R
Account No.:                                           244189-72
Title of Account:                                           Manas Petroleum Corporation
Reference:                                Debenture Financing

1.2 All references herein to monetary amounts are to lawful money of the United States, unless otherwise specified.

2.	Documents Required from Subscriber

2.1 Prior to the Closing Date the Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement, a completed and duly executed copy of the Accredited Investor Status Certificate which is attached hereto as Exhibit “D” and any other transaction documents necessary to the completion of the purchase of the Units.  This Subscription Agreement shall be binding on the Subscriber upon delivery to the Company of a copy of this Subscription Agreement executed by the Subscriber.

2.2 The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board or applicable law.

2.3 Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

3.	Closing

3.1 The sale of the Debenture shall be completed (the “Closing”) at 9:00 a.m. (Pacific Standard Time) on _________________________, 2008 (the “Closing Date”) or such other date as the parties may agree upon.  Closing will be held at the offices of _____________________________.

3.2 At each Closing:

(a)	the Subscriber will deliver the Subscription Proceeds to the extent not previously delivered; and

(b)	the Company will deliver certificates for the Debentures and the Warrants registered as provided in this Subscription Agreement.

3.3 After the Closing but within the time prescribed by regulation, the Company shall file with the applicable authorities any documents required in order to report the completion of the Subscription and the sale of the securities to the Subscriber.

4.	Acknowledgements of Subscriber

4.1 The Subscriber acknowledges and agrees that:

(a)
none of the Securities have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)	it has received and carefully read this Subscription Agreement;

(d)
the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (“SEC”) in compliance, or intended compliance, with applicable securities legislation;

(e)
it and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(f)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by it and its attorney and/or advisor(s);

(g)
the financial statements of the Company have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada, and thus may not be comparable to financial statements of Canadian companies;

(h)
all information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(i)
the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold the Company harmless from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement;

(j)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(k)
none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board operated by the Financial Industry Regulatory Authority (“FINRA”);

(l)
none of the Securities may be offered or sold by the Subscriber to a U.S. Person (as defined in Section 5.2, below, or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(m)
the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable securities laws;

(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(o)	no documents in connection with the sale of the Securities hereunder have been reviewed by the SEC or any state securities administrators;

(p)	there is no government or other insurance covering any of the Securities;

(q)
the Subscriber is purchasing the Securities pursuant to an exemption from the registration and the prospectus requirements of applicable securities legislation on the basis that the Subscriber is not a resident of the United States and that it is an “accredited investor” in Canada (as that term is defined in Canada’s National Instrument 45-106) and, as a consequence, that:

(i)	the Subscriber is restricted from using most of the civil remedies available under securities legislation,

(ii)	the Subscriber may not receive information that would otherwise be required to be provided under securities legislation, and

(iii)	the Company is relieved from certain obligations that would otherwise apply under securities legislation;

(r)
because the Subscriber is not purchasing the Units under a prospectus, the Subscriber will not have the civil protections, rights and remedies that would otherwise be available to the Subscriber under the securities laws in any Province of Canada, including statutory rights of rescission or damages;

(s)	the certificates evidencing the Shares and Warrants will bear a legend, and the Warrant Shares may bear a legend, regarding restrictions on transfer as required pursuant to applicable securities laws;

(t)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(u)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

5.	Representations, Warranties and Covenants of the Subscriber

5.1 The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)
the Subscriber is resident in the jurisdiction set out under the heading “Details of Subscriber” on the page 2 of this Subscription Agreement and the sale of the Securities to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)	the Subscriber is an “accredited investor” within the meaning of the Canadian National Instrument 45-106 (“NI 45-106”) and:

(i)
is either purchasing the Securities (A) as principal and not for the benefit of any other person, or is deemed under NI 45-106 to be purchasing the Securities as principal, or (B) as agent for a beneficial purchaser disclosed in this Subscription Agreement, and is an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom the Subscriber is contracting hereunder is purchasing as principal and not for the benefit of any other person, or is deemed under NI 45-106 to be purchasing the Securities as principal, and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

(ii)
if the Subscriber is, or the beneficial purchaser for whom the Subscriber is contracting hereunder is, as the case may be, a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000, the Subscriber was not, or the beneficial purchaser for whom the Subscriber is contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

(iii)	the Subscriber has concurrently executed and delivered a certificate in the form attached as Exhibit “D” hereto;

(e)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(f)
if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h)
the Subscriber is acquiring the Securities as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and it has not subdivided its interest in the Securities with any other person;

(i)
the Subscriber is outside the United States when receiving and executing this Subscription Agreement and except as otherwise expressly set forth on page 2 of this Subscription Agreement is acquiring the Securities as principal for the Subscriber’s own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Securities;

(j)
the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company’s Forms 10-KSB, 10-QSB, 8-K and any other filings filed with the SEC;

(k)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

(l)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

(m)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(n)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;

(o)
the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(p)
the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of any of the Securities;

(q)
the Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act or under any state securities or “blue sky” laws of any state of the United States and, unless so registered, may not be offered or sold in the United States or directly or indirectly to U.S. Persons, except in accordance with the provisions of Regulation S (“Regulation “S” promulgated under the 1933 Act, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(r)
the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(s)
the Subscriber has not acquired the Securities as a result of, and it covenants that it will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(t)
the Subscriber agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(u)
the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(v)
the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Securities and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(w)
the Subscriber will indemnify the Company against, and will hold the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(x)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(y)
for so long as the Subscriber owns any of the Securities it will not sell any securities of the Company “short” (and this covenant shall survive the Closing until the Subscriber has sold or converted, or the Company has redeemed, all of the Securities, as applicable); and

(z)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently the Company’s common shares are quoted on the over-the-counter market operated by the Over-The-Counter Bulletin Board operated by FINRA.

5.2 In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

6.	Representations and Warranties will be Relied Upon by the Company

6.1 The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing any of the Securities, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the date of this Subscription Agreement and that they will survive the purchase by the Subscriber of the Units and any conversion into Conversion Shares or Warrant Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

7.	Resale Restrictions

7.1 The Subscriber acknowledges that the Debentures and the Warrants are not transferable and that any resale of any of the other Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee.  The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States and that none of the Securities may be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

7.2 The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 7.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

7.3 The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the Ontario Act and the Alberta Act and the rules made thereunder.

7.4 Pursuant to NI 45-102, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation unless certain conditions are met, which conditions include the requirement that the hold period mandated by NI 45-102 (the "Canadian Hold Period") shall have elapsed and, during the currency of the Canadian Hold Period, any certificate representing the Securities is to be imprinted with a restrictive legend (the "Canadian Legend").

7.5 By executing and delivering this Subscription Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

7.6 As a consequence, the Subscriber may not be able to rely on the resale provisions of NI 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period may be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

8.	Acknowledgement and Waiver

8.1 The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information available to the Subscriber in this Subscription Agreement or on the EDGAR database maintained by the SEC at www.sec.gov.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Securities.

9.	Legending of Subject Securities

9.1 The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

9.2 The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.	Costs

10.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Debenture or to the conversion of the Debenture shall be borne by the Subscriber.

11.	Commission or Finder’s Fee.

11.1 The Subscriber understands that, in connection with the issue and sale of Units pursuant to the Offering, the Company may be obligated to pay a commission or a finder’s fee to an agent or a finder equal to seven percent (7%) of the gross proceeds derived from the sale of the Units.

12.	Governing Law

12.1 This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

13.	Collection of Personal Information.

13.1 The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities (including the British Columbia Securities Commission, the Ontario Securities Commission and the Securities and Exchange Commission), (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), (e) any of the other parties involved in the offering of the Units, including legal counsel and may be included in record books in connection with the Subscription.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Company, all as may be required by the Company in order to comply with the foregoing.

Furthermore, the Subscriber is hereby notified that:

(a)
the Company may deliver to the British Columbia Securities Commission, the Ontario Securities Commission, the SEC and/or any other securities commission certain personal information pertaining to the Subscriber or the beneficial owner (if applicable), including such Subscriber’s (or beneficial owner’s, if applicable) full name, residential address and telephone number, the number of shares or other securities of the Company owned by the Subscriber or the beneficial owner (if applicable), the number of Units purchased by the Subscriber or the beneficial owner (if applicable) and the total purchase price paid for such Units, the prospectus exemption relied on by the Company and the date of distribution of the Units,

(b)	the personal information is being collected indirectly by, among others, the Ontario Securities Commission under the authority granted to it in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario and other applicable jurisdictions, and

(d)
the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario, M5H 3S8
Telephone:  (416) 593-8086

14.	Survival

14.1 This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

15.	Assignment

15.1 This Subscription Agreement is not transferable or assignable.

16.	Severability

16.1 The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

17.	Entire Agreement

17.1 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

18.	Notices

18.1 All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Bahnhofstrasse 9, 6341 Baar, Switzerland, Attention: President.

19.	Counterparts and Electronic Means

19.1 This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

___________________________________________
(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

                                                                           ___________________________________________
(Address of Subscriber)

___________________________________________
(City, State or Province, Postal Code of Subscriber)

___________________________________________
(Country of Subscriber)

CW1847202.2

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by Manas Petroleum Corp.

DATED at ________________________ as of the ___________ day of _______, 2008.

MANAS PETROLEUM CORP.

Per:
Authorized Signatory

CW1847202.2

EXHIBIT “A”

FORM OF CONVERTIBLE DEBENTURE

CW1847202.2

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EXHIBIT “B”

FORM OF WARRANT

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EXHIBIT “C”

TERM SHEET

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EXHIBIT D

ACCREDITED INVESTOR STATUS CERTIFICATE

The undersigned Subscriber, a resident of, or otherwise subject to the securities laws of a province of Canada hereby represents, warrants and certifies, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be, correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below.

❑  (1)                      a Canadian financial institution, or a Schedule III bank.

❑ (2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

❑ (3)
a subsidiary of any person referred to in paragraphs (1) or (2), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

❑ (4)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

❑ (5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (4).

❑ (6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.

❑ (7)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

❑ (8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

❑ (9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.

❑ (10)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

❑ (11)
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

❑  (12)                      an individual who, either alone or with a spouse, has net assets of at least $5,000,000.

❑ (13)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.

❑  (14)                      an investment fund that distributes or has distributed its securities only to

(a)	a person that is or was an accredited investor at the time of the distribution,

(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or

(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.

❑ (15)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

❑ (16)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

❑  (17) a person acting on behalf of a fully managed account managed by that person, if that person

(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(b)	in Ontario, is purchasing a security that is not a security of an investment fund.

❑ (18)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

❑ (19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (9) in form and function.

❑ (20)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

❑ (21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

❑ (22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(a)	an accredited investor, or

(b)	an exempt subscriber in Alberta or British Columbia after NI 45-106 comes into force.

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Note:  A summary of the meanings of some of the terms used in this Accredited Investor Status Certificate follows the signature block below.

DATED                                                      , 200__

Signature of Subscriber

Name of Subscriber

Address of Subscriber

For the purposes of this Accredited Investor Status Certificate, the following definitions are included for convenience:

(a)	“affiliate” means that an issuer is an affiliate of another issuer if:

(i)	one of them is the subsidiary of the other, or

(ii)	each of them is controlled by the same person.

(b)	“Canadian financial institution” means

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)
“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds

(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer.

(e)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(f)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the securities legislation;

(g)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“mutual fund” means:

(i)	for the purposes of British Columbia law,

(A)
an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

(B)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (B.C.), and

(C)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (B.C.);

(ii)	for the purposes of Alberta law,

(A)
an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

(B)	an issuer that is designated as a mutual fund under section 10 of the Alberta Securities Act (Alberta) or in accordance with the regulations,

but does not include an issuer, or class of issuers, that is designated under section 10 of the Alberta Securities Act (Alberta) not to be a mutual fund;

(iii)
for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value as a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

(iv)	for the purposes of Quebec law, a company issuing shares which must, on request of the holder, redeem them at their net asset value;

(i)	“non-redeemable investment fund” means an issuer:

(i)	whose primary purpose is to invest money provided by its security holders;

(ii)	that does not invest,

(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii)	that is not a mutual fund;

(j)	“person” includes

(i)	an individual,

(ii)	a corporation,

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“portfolio adviser” means:

(i)	a portfolio manager; or

(ii)
a broker or investment dealer exempted from registration as an adviser under section 148 of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that section;

(l)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets; and

(m)	“spouse” means an individual who:

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual,

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(n)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.